UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 3, 2007

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-13122 (Commission File Number)	95-1142616 (I.R.S. Employer Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
Reliance Steel & Aluminum Co. (the “Company”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in the Registration Statement on Form S-4 (the “Registration Statement”) that the Company will file on the date hereof.
This report contains an additional footnote to the Company’s audited financial statements for the fiscal year ended December 31, 2005 and unaudited financial statements for the fiscal quarter ended September 30 2006. The additional footnote provides condensed consolidating financial information in accordance with Rule 3-10(f) of Regulation S-X promulgated by the Securities and Exchange Commission in order for the subsidiary guarantors that will be additional registrants on the Registration Statement to continue to be exempt from Securities Exchange Act of 1934 (the “Exchange Act”) reporting requirements pursuant to Rule 12h-5 under the Exchange Act.
This report also contains Yarde Metals, Inc.’s (“Yarde”) audited financial statements for the fiscal year ended June 30, 2006. Yarde is a subsidiary guarantor that will be an additional registrant on the Registration Statement. These financial statements are provided in accordance with Rule 3-10(g) of Regulation S-X in order that Yarde will also continue to be exempt from Exchange Act reporting requirements pursuant to Rule 12h-5 under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. N/A.
(b)	Pro Forma Financial Information. N/A.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of Del Conte, Hyde, Annello & Schuch, P.C.
23.2	Consent of Ernst & Young LLP
99.1	Updated historical financial information of Reliance Steel & Aluminum Co. as required by Rule 3-10 of Regulation S-X.
99.2	Yarde Metals, Inc. and Affiliate’s audited combined balance sheet at June 30, 2006 and audited combined statements of income and retained earnings, and cash flows for the year then ended and notes thereto and Report of Independent Auditors.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.
Dated: January 3, 2007	By	/s/ David H. Hannah
David H. Hannah
Chief Executive Officer

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RELIANCE STEEL & ALUMINUM CO.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Del Conte, Hyde, Annello & Schuch, P.C.
23.2	Consent of Ernst & Young LLP
99.1	Updated historical financial information of Reliance Steel & Aluminum Co. as required by Rule 3-10 of Regulation S-X.
99.2	Yarde Metals, Inc. and Affiliate’s audited combined balance sheet at June 30, 2006 and audited combined statements of income and retained earnings, and cash flows for the year then ended and notes thereto and Report of Independent Auditors.